EXHIBIT 99.1

THE McCLATCHY COMPANY

2004 STOCK INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, entered into as of December __, 200_, and between THE McCLATCHY COMPANY, a Delaware corporation (the "Company") and ___________ (the "Optionee"),

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company has established THE McCLATCHY COMPANY 2004 STOCK INCENTIVE PLAN in order to provide selected employees of the Company and its Subsidiaries with an opportunity to acquire Shares of the Company's Class A Common Stock; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonqualified option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

NOW, THEREFORE, it is agreed as follows:

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase ______ Shares for the sum of $_____ per Share, which is agreed to be 100% of the fair market value thereof on the Date of Grant.

(b) Stock Option Plan. The option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by reference.

(c) Tax Treatment. This option is not intended to qualify as an Incentive Stock Option.

SECTION 2. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 3. RIGHT TO EXERCISE.

(a) Vesting. This option shall become exercisable in installments, as follows:

Date:	Percentage of Shares Exercisable:
March 1, 200_	25%
March 1, 200_	50%
March 1, 200_	75%
March 1, 20__	100%

The number of Shares determined by applying the applicable percentage shall be rounded to the nearest integer. The foregoing notwithstanding, this option shall become exercisable in full in the event that the Optionee ceases to be an Employee because of death, Total and Permanent Disability or retirement under the Restated Retirement Plan for Employees of The McClatchy Company (the "McClatchy Retirement Plan") at any time when Optionee is 62 years of age or older. In the event that the Optionee ceases to be an Employee because of retirement under the McClatchy Retirement Plan at any time when Optionee is 55 to 62 years of age, two additional installments (as set forth in the table above) shall become exercisable.

(b) Partial Exercise. No Partial Exercise of this option may be made for less than 100 Shares (without regard to adjustments).

(c) Acceleration upon Change of Control. Notwithstanding any contrary provision of the Plan or this Agreement, upon a Change of Control, Optionee shall be entitled to immediate 100% vesting of any unexpired Option granted to him or her under this Agreement.

(d) Definition of Change of Control. For purposes of Section 3(c), "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets to any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), entity or group of persons acting in concert; (ii) any "person" or group of persons (other than any member of the McClatchy family or any entity or group controlled by one or more members of the McClatchy family) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such merger or consolidation; (iv) a contest for the election or removal of members of the Board that results in the removal from the Board of at least 50% of the incumbent members of the Board, or (v) the occurrence of a "Rule 13e-3 transaction" as such term is defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended, or any similar successor rule.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 11(d) in the form prescribed by the Company. The notice shall specify the election to exercise the option, the number of Shares for which it is being exercised, the form of payment and whether Share withholding to pay taxes will be used. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to the applicable provision of Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Payment in Cash. All or part of the Purchase Price may be paid in U.S. dollars.

(b) Surrender of Stock. All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the Date of Exercise of this option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.

(c) Settlement in Cash and/or Shares. The Committee shall have the authority, in its sole discretion, to settle all or any part of an exercisable installment of this option by offering payment in Shares or in cash, or in any combination of Shares and cash, in exchange for the surrender of that installment or partial installment of this option by the Optionee. Offers to so settle shall be made only in accordance with the terms of the Plan.

(d) Cashless Exercise. Payment may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Purchase Price (if approved in advance by the Company if you are either an executive officer or a director of the Company).

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the date 10 years after the Date of Grant.

(b) Termination of Service (Except by Death). Subject to Subsection (a) above, if the Optionee's service as an Employee ("Service") terminates for any reason, other than death, then his or her Option(s) shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three years after the termination of the Optionee's Service, if the termination occurs on or after the earliest date when he or she is eligible for early or normal retirement under the McClatchy Retirement Plan;

(iii) The date three years after the termination of the Optionee's Service, if the termination occurs because of his or her Total and Permanent Disability; or

(iv) The date 90 days after the termination of the Optionee's Service, if the termination is not described in Paragraphs (ii) or (iii) above.

In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him or her by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination.

(c) Death of Optionee. If an Optionee dies while he or she is in Service, then his or her Option(s) shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(iii) The date three years after his or her death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Option(s) directly from him or her by bequest or inheritance.

SECTION 7. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

(c) Any other applicable provision of state or federal law has been satisfied.

SECTION 8. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9. RESTRICTIONS ON TRANSFER OF SHARES.

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

SECTION 10. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in cash in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or (ii) the Exercise Price under this option.

(b) Reorganization. In the event that the Company is a party to a merger or other reorganization, this option shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of this option by the surviving corporation or its parent, for its continuation by the Company (if the Company is a surviving corporation) or for settlement in cash.

(c) Reservation of Rights. Except as provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11. MISCELLANEOUS PROVISIONS.

(a) Withholding Taxes. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option. Satisfactory arrangements shall include delivery of previously owned shares and share withholding.

(b) Rights as a Shareholder. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

(c) No Employment Rights. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's service at any time and for any reason.

(d) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.

(e) Consent to Electronic Delivery. The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this option, Optionee agrees that the Company may deliver the Plan prospectus and the Company's annual report to the Optionee in electronic format. If at any time the Optionee prefers to receive paper copies of such documents, as the Optionee is entitled to, the Company will provide copies. Request for paper copies of such documents may be made to the Secretary of the Company at 916-321-1828 or kmorgan-prager@mcclatchy.com.

(f) Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

(g) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 12. DEFINITIONS.

(a) "Agreement" shall mean this Nonqualified Stock Option Agreement.

(b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(d) "Committee" shall mean the committee described in section 3 of the Plan.

(e) "Date of Grant" shall mean the date on which the Committee resolved to grant this option, which is the date as of which this Agreement is entered into.

(f) "Employee" shall mean any individual who is an employee (within the meaning of section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary.

(g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 1(a).

(h) "Incentive Stock Option" shall mean an employee incentive stock option described in section 422(b) of the Code.

(i) "Plan" shall mean The McClatchy Company 2004 Stock Incentive Plan, as in effect on the Date of Grant.

(j) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(k) "Securities Act" shall mean the Securities Act of 1933, as amended.

(l) "Share" shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

(m) "Stock" shall mean the Class A Common Stock of the Company.

(n) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.

(o) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which has lasted, or can be expected to last, for a continuous period of not less than twelve months or which can be expected to result in death.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

THE McCLATCHY COMPANY

By

Secretary

Company's Address:

2100 Q Street

Sacramento, CA 95816

OPTIONEE

By

Optionee's Address:

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